UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2012

OMNIAMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34605	27-0983595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas 76107

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On March 7, 2012, following a competitive process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of OmniAmerican Bancorp, Inc. (the “Company”), the Audit Committee and the Board of Directors approved the selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. As of the date of this report, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement. McGladrey & Pullen, LLP (“McGladrey”) was notified on March 7, 2012 that it was dismissed and will not be retained as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The audit reports of McGladrey on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2011 and 2010, there were (i) no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of McGladrey would have caused McGladrey to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided McGladrey with a copy of this Form 8-K, and requested McGladrey to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated March 13, 2012, is filed as Exhibit 16 to this Form 8-K.

(b) During the two fiscal years ended December 31, 2011 and 2010, the Company has not consulted with KPMG, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

16.1	Letter dated March 13, 2012 addressed to the Securities and Exchange Commission from McGladrey & Pullen, LLP regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: March 13, 2012	By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President
and Chief Financial Officer

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